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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2000


                     UNITED COMPANIES FINANCIAL CORPORATION
                    ----------------------------------------
                    (Exact name as specified in its charter)

          Louisiana                      1-7067              71-0430414
          ---------             ------------------------  ------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                     Identification No.)

4041 Essen Lane, Baton Rouge Louisiana                           70809
---------------------------------------                         --------
(Address of principal executive offices)                        Zip Code

Registrant's telephone number, including area code       (225) 987-0000


                                 Not Applicable
        (Former name or former address, if changed since last report)

                                     PAGE 1

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Item 5.   Other Events.

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).     Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

     99 Press Release dated February 17, 2000 - United Companies Files Plan of Reorganization - Bankruptcy Court Further Extends Exclusivity Periods


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNITED COMPANIES FINANCIAL CORPORATION
                                         (Registrant)


Date: February 18, 2000       By:  /s/  REBECCA A. ROOF
                                   --------------------------------------
                                   Rebecca A. Roof
                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT                                                       SEQUENTIALLY
NO.        EXHIBIT                                            NUMBERED PAGE
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
99       Press Release dated February 17, 2000 - United Companies Files Plan of
         Reorganization - Bankruptcy Court Further Extends Exclusivity Periods